Exhibit 1 Joint Filing Agreement, dated as of June 20, 2003, among the Agent, the Trustee, CIL, COIC, Citibank, Citicorp, Citigroup Holdings and Citigroup.




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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       This will confirm the agreement by and among all of the undersigned that this Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of Orient-Express Hotels Ltd. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: June 20, 2003

CITIBANK INTERNATIONAL PLC

By:           /s/ Andrew M. Gaulter
              -------------------------------
Name:         Andrew M. Gaulter
Title:        Company Secretary



CITICORP TRUSTEE COMPANY LIMITED

By:           /s/ Jill Robson
              -------------------------------
Name:         Jill Robson
Title:        Company Secretary



CITIBANK INVESTMENTS LIMITED

By:           /s/ Andrew M. Gaulter
              -------------------------------
Name:         Andrew M. Gaulter
Title:        Company Secretary



CITIBANK OVERSEAS INVESTMENT CORPORATION

By:           /s/ William H. Wolf
              -------------------------------
Name:         William H. Wolf
Title:        Executive Vice President



CITIBANK, N.A.

By:           /s/ Serena D. Moe
              -------------------------------
Name:         Serena D. Moe
Title:        Assistant Secretary



CITICORP

By:           /s/ Serena D. Moe
              -------------------------------
Name:         Serena D. Moe
Title:        Assistant Secretary



CITIGROUP HOLDINGS COMPANY

By:           /s/ Serena D. Moe
              -------------------------------
Name:         Serena D. Moe
Title:        Assistant Secretary



CITIGROUP INC.

By:           /s/ Serena D. Moe
              -------------------------------
Name:         Serena D. Moe
Title:        Assistant Secretary